Helping Build New York City—The Union Way

The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects^ in the New York City Area
Since Inception in 1984

81	$2.3B	$8.0M	$5.8B	45,722

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (91% affordable)

28.5M	31,782	$3.5B	$454.3M	$7.2B

Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

273 W 22ND STREET

The HIT provided $12.5 million in financing for the new construction of the 278-unit (25% affordable) 273 22nd Street in Manhattan, creating an estimated 1,525,510 hours of union construction work.

PROJECT PROFILE:

ELIZABETH SETON YOUNG ADULT CENTER

The HIT provided $132.2 million in financing for the $137.4 million new construction of the 96-bed skilled nursing facility for medically fragile young adults (100% affordable) Elizabeth Seton Young Adult Center in White Plains, creating an estimated 752,990 hours of union construction work.

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^ Includes purchase of securities for the preservation of affordable housing.

* Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal.

Helping Build New York City —The Union Way	MARCH 2026

Hunter’s Point South Building A	Betances	The Ellery (formerly 311 West 42nd Street)

“When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.”

—Gary LaBarbera, President

Building and Construction Trades Council of Greater New York

HIGHLIGHTS OF NEW YORK CITY AREA INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Betances Residence	Bronx	$52,000,000	$98,000,000	633,290
33 Bond Street (2017 Bonds)	Brooklyn	$20,000,000	$287,120,000	266,760
Brooklyn Crossing	Brooklyn	$100,000,000	$710,000,000	3,881,830
273 W 22nd Street	Manhattan	$12,500,000	-	1,525,510
606 West 57th St. (2018 Bonds)	Manhattan	$30,000,000	$153,157,894	387,130
The Ellery (formerly 311 West 42nd Street)	Manhattan	$50,000,000	$337,700,000	1,995,680
Penn South Cooperative (2017)	Manhattan	$55,000,000	$191,000,000	473,480
Electchester Housing Companies	Queens	$49,000,000	$49,000,000	351,900
Hunter’s Point South Building A	Queens	$8,265,000	$232,950,050	392,120
Elizabeth Seton Young Adult Center	White Plains	$132,236,300	$137,410,685	752,990

Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com